Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

14. Income Taxes

The Company accounts for income taxes in accordance with authoritative guidance, which requires the use of the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based upon the difference between the consolidated financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted tax rate expected to apply in the years in which the differences are expected to be reversed.

The domestic and foreign components of income (loss) before income taxes for the periods presented:

	Year Ended December 31,
	2013	2014	2015
	(in thousands)
United States	$(158,481)	$(17,002)	$1,258
Foreign	(2,894)	(27,603)	(1,046)

Total income (loss) before income taxes	$(161,375)	$(44,605)	$212

The components of the provision (benefit) for income taxes consisted of the following:

	Year Ended December 31,
	2013	2014	2015
	(in thousands)
Current:
U.S. federal	$—	$781	$1,827
State	267	183	696
Foreign	914	1,582	1,699

Total current provision	1,181	2,546	4,222

Deferred:
U.S. federal	(50,007)	(581)	(1,103)
State	(8,852)	(3,983)	1,952
Foreign	(1,590)	(5,310)	(818)
Change in valuation allowance	55,672	13,514	7,089

Total deferred provision	(4,777)	3,640	7,120

Total expense (benefit)	$(3,596)	$6,186	$11,342

During 2013, the Company’s net deferred tax liability was eliminated due mainly to a reduction in a deferred liability related to definite-lived intangibles and for current period losses resulting in an increase to offsetting deferred tax assets. On December 22, 2011, the Company was acquired by Holdings. The Company recorded its intangible assets at fair value as a result of the acquisition. For U.S. GAAP purposes the definite-lived intangible assets have accelerated amortization, while for tax purposes the intangible assets maintained their historical basis and lives. As such, a deferred tax liability was established through purchase accounting. The reversal of the 2012 deferred tax liability in 2013 resulted in a deferred tax benefit in 2013. The Company established a valuation allowance on substantially all of their deferred tax assets during the year ended December 31, 2013. The benefit had been reduced after the establishment of the valuation allowance by the deferred tax expense associated with the tax amortization of assets that have an indefinite life for U.S. GAAP purposes. The state income tax is primarily driven by states who tax the Company based on a gross margin tax. The Company also has subsidiaries in Brazil and India that are generating taxable income and are driving the current foreign tax.

The following table presents a reconciliation of the statutory federal rate, and the Company’s effective tax rate, for the periods presented:

	Year Ended December 31,
	2013	2014	2015
U.S. federal taxes at statutory rate	34.0%	34.0%	34.0%
State income taxes, net of federal benefit	3.2	5.9	685.0
Nondeductible stock-based compensation	(0.7)	(2.5)	827.3
Nondeductible transaction costs	(1.1)	(1.0)	856.5
Nontaxable gain on redemption of equity interest	—	—	(674.9)
Other foreign permanent differences	—	(2.5)	187.8
Credits	—	0.6	—
Foreign rate differential	(0.2)	(11.7)	299.7
Change in valuation allowance—U.S.	(34.0)	(23.2)	3,398.6
Change in valuation allowance—foreign	(0.5)	(7.0)	(130.8)
Rate change	0.4	(1.1)	216.5
Prior year true-up stock-based compensation—U.S.	—	(2.0)	(132.8)
Other	1.1	(3.4)	(217.5)

Total	2.2%	(13.9)%	5,349.4%

The provision (benefit) for income taxes shown on the consolidated statements of operations differs from amounts that would result from applying the statutory tax rates to income before taxes primarily because of state income taxes, the impact of changes in state apportionment, jurisdiction mix of earnings, nondeductible expenses, as well as the application of valuation allowances against U.S. and foreign assets.

The significant components of the Company’s deferred income tax assets and liabilities are as follows:

	As of December 31,
	2014	2015
Deferred income tax assets:
Net operating loss carry forward	$70,070	$43,698
Credit carryforward	724	2,190
Other	910	6,612
Deferred compensation	571	497
Deferred revenue	18,385	21,327
Other reserves	4,200	4,895
Stock-based compensation	5,360	13,221

Total deferred income tax assets	100,220	92,440

Deferred income tax liabilities:
Purchased intangible assets	(32,315)	(11,098)
Goodwill	(17,404)	(26,062)
Property and equipment	(2,852)	(8,361)

Total deferred income tax liabilities	(52,571)	(45,521)
Valuation allowance	(69,271)	(75,705)

Net deferred income tax liabilities	$(21,622)	$(28,786)

The Company conducts business globally and, as a result, its subsidiaries file income tax returns in U.S. federal and state jurisdictions and various foreign jurisdictions. In the normal course of business, the Company may be subject to examination by taxing authorities throughout the world, including such major jurisdictions as Brazil, India, the United Kingdom and the United States.

The Company files income tax returns in the United States for federal income taxes and in various state jurisdictions. The Company also files in several foreign jurisdictions. In the normal course of business, the Company is subject to examination by tax authorities throughout the world. Since the Company is in a loss carry-forward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carry-forward is utilized. The Company is currently under audit in India for fiscal year ended March 31, 2015 and Israel for the fiscal years ended December 31, 2012, 2013 and 2014.

The statute of limitations in the Company’s other tax jurisdictions remains open for various periods between 2011 and the present. However, carryforward attributes from prior years may still be adjusted upon examination by tax authorities if they are used in an open period.

The Company recognizes, in its consolidated financial statements, the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The Company has no unrecognized tax positions at December 31, 2014 and December 31, 2015 that would affect its effective tax rate. The Company does not expect a significant change in the liability for unrecognized tax benefits in the next 12 months.

The Company regularly assesses its ability to realize its deferred tax assets. Assessing the realization of deferred tax assets requires significant management judgment. In determining whether its deferred tax assets are more likely than not realizable, the Company evaluated all available positive and negative evidence, and weighted the evidence based on its objectivity. Evidence the Company considered included:

•	Net Operating Losses (“NOL”) incurred from the Company’s inception to December 31, 2015;

•	Expiration of various federal and state tax attributes;

•	Reversals of existing temporary differences;

•	Composition and cumulative amounts of existing temporary differences; and

•	Forecasted profit before tax.

For the year ended December 31, 2015, the Company is in a pre-tax book income position. For the year ended December 31, 2015, the Company was in a cumulative pre-tax book loss position for the preceding three years. The Company has generated significant NOLs since inception, and as such, it has no U.S. loss carryback capacity. In addition, the Company has a history of expiring state NOLs. The Company scheduled out the future reversals of existing deferred tax assets and liabilities and concluded that these reversals did not generate sufficient future taxable income to offset the existing net operating losses. After consideration of the available evidence, both positive and negative, the Company has recorded a valuation allowance of $75.7 million as of December 31, 2015. This provision for income taxes results from a combination of the activities of the Company’s domestic and foreign subsidiaries.

For the years ended December 31, 2013, 2014 and 2015, the Company has recognized a tax expense (benefit) of $(3.6) million, $6.2 million and $11.3 million, respectively, in the consolidated statements of operations and comprehensive loss. The income tax expense for the year ended December 31, 2015 is primarily attributable to a provision for federal and state current income taxes of $2.5 million, foreign current tax expense of $1.7 million, federal and state deferred tax expense of $0.8 million and attributable to a $7.1 million increase in the valuation allowance, partially offset by a foreign deferred benefit of $0.8 million related to the reductions of deferred liabilities created in purchase accounting.

The income tax expense for the year ended December 31, 2014 was primarily attributable to a provision for foreign taxes of $1.8 million, U.S. alternative minimum taxes of $0.5 million and $0.2 million of state taxes. The remaining balance of $3.6 million for the year ended December 31, 2014 was primarily attributable to an increase in U.S. deferred tax liabilities due to the differences in the accounting treatment of goodwill under U.S. GAAP and the tax accounting treatment for goodwill of $5.8 million of U.S. federal and state deferred taxes, partially offset by a foreign deferred benefit of $2.2 million related to the reductions of deferred liabilities created in purchase accounting.

As of December 31, 2015, the Company had NOL carry-forwards available to offset future U.S. federal taxable income of approximately $97.8 million and future state taxable income of approximately $111.2 million. These NOL carry-forwards expire on various dates through 2034. Approximately $1.6 million of the U.S. federal NOL carry-forwards and $0.7 million of the state NOL carry-forwards are from excess stock-based compensation, for which the benefit will be recorded to additional paid-in capital when recognized. As of December 31, 2015, the Company had NOL carry-forwards in foreign jurisdictions available to offset future foreign taxable income by approximately $27.4 million. The Company has loss carry-forwards in India totaling $2.9 million that expire in 2021. The Company also has loss carry-forwards in the United Kingdom, Israel and Singapore of $23.4 million, $0.9 million, and $0.2 million, respectively, which have an indefinite carry-forward period.

Utilization of the NOL carry-forwards may be subject to an annual limitation due to the ownership percentage change limitations under Section 382 of the Internal Revenue Code (“Section 382 limitation”). Ownership changes can limit the amount of net operating loss and other tax attributes that a company can use each year to offset future taxable income and taxes payable. In connection with a change in control in 2011 the Company was subject to Section 382 annual limitations of $77.1 million against the balance of NOL carry-forwards generated prior to the change in control in 2011. Through December 31, 2013 the Company accumulated the unused amount of Section 382 limitations in excess of the amount of NOL carry-forwards that were originally subject to limitation. Therefore, these unused NOL carry-forwards are available for future use to offset taxable income. The Company has completed an analysis of changes in its ownership from 2011, through its IPO, to December 31, 2013. The Company concluded that there was not a Section 382 ownership change during this period and therefore any NOLs generated through December 31, 2013, are not subject to any new Section 382 annual limitations on NOL carry-forwards. On November 20, 2014, the Company completed a follow-on offering of 13,000,000 shares of common stock. The underwriters also exercised their overallotment option to purchase an additional 1,950,000 shares of common stock from the selling stockholders. The Company performed an analysis of the impact of this offering and determined that no Section 382 change in ownership had occurred.

On March 11, 2015, the Company closed a follow-on offering of its common stock, in which selling stockholders sold 12,000,000 shares of common stock at a public offering price of $19.00 per share. The underwriter also exercised its overallotment option to purchase an additional 1,800,000 shares of common stock from the selling stockholders. The Company is currently completing an analysis of its ownership changes from March 2015 through December 31, 2015, but does not believe the outcome of this analysis will result in an additional ownership change based on the information available at this time.

As a result, all unused NOL carry-forwards at December 31, 2015 are available for future use to offset taxable income.

Permanent Reinvestment of Foreign Earnings

The Company considers the operating earnings of its non-United States subsidiaries to be indefinitely invested outside the United States under ASC 740-30 based on estimates that future and domestic cash generation will be sufficient to meet future domestic cash needs. The Company has three cumulatively profitable foreign jurisdictions, Brazil, India and U.A.E., which have generated approximately $7.3 million of profits outside of the United States. If the Company were to repatriate these cumulative profits, there would be sufficient United States net operating losses to offset the tax impact of the repatriation. If the Company decides to repatriate foreign earnings, the Company would have to adjust the income tax provision in the period it determines that the earnings will no longer be indefinitely vested outside the United States. In 2015, the Company provided taxes for royalty fees paid to its U.A.E. subsidiary as Subpart F income subject to taxation under the U.S. Internal Revenue Code.

Except for Subpart F income, the Company has not provided taxes for the remaining $7.3 million of undistributed earnings of its foreign subsidiaries because we plan to keep these amounts permanently reinvested overseas except for instances where we can remit such earnings to the U.S. without an associated net tax cost. If the Company decides to repatriate the foreign earnings, it would need to adjust its income tax provision in the period it determines that the earnings will no longer be indefinitely invested outside the United States. Due to the timing and circumstances of repatriation of such earnings, if any, it is not practicable to determine the unrecognized deferred tax liability relating to such amounts.